Condensed Interim Consolidated Statements of Comprehensive Loss (Unaudited) - CAD ($) $ in Thousands	3 Months Ended		6 Months Ended
	Jun. 30, 2022	Jun. 30, 2021	Jun. 30, 2022	Jun. 30, 2021
EXPENSES
General and administrative expenses	$ (853)	$ (394)	$ (1,094)	$ (656)
Property investigation	(10)	(3)	(22)	(4)
Amortization	(1)	(1)	(2)	(9)
Share-based payments				(837)
Total expenses	(864)	(398)	(1,118)	(1,506)
OTHER ITEMS
Interest and other income	59		59
Foreign exchange gain (loss)	8	(3)	7	(3)
Equity loss on investment	(186)	(20)	(321)	(37)
Other income (expense), net	(119)	(23)	(255)	(40)
TOTAL COMPREHENSIVE LOSS FOR THE PERIOD	$ (983)	$ (421)	$ (1,373)	$ (1,546)
Basic and diluted weighted average number of common shares outstanding	133,870,031	119,726,930	133,559,330	116,503,880
Basic and diluted loss per share	$ (0.01)	$ (0.00)	$ (0.01)	$ (0.01)